UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024 (May 30, 2024)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 30, 2024, Altisource Portfolio Solutions S.A. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). A quorum was present for the meeting. The Company’s shareholders voted on the following eight (8) proposals and cast their votes as follows:

Proposal 1:	The election of the following Directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders, or until their respective successors have been elected and qualified, was approved by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
John G. Aldridge, Jr.	17,551,055	889,157	17,912	4,164,808
Mary C. Hickok	17,757,769	682,463	17,892	4,164,808
Joseph L. Morettini	16,259,178	2,182,278	16,668	4,164,808
Roland Müller-Ineichen	17,400,435	1,039,704	17,985	4,164,808
William B. Shepro	17,548,227	892,860	17,037	4,164,808

Proposal 2:
The appointment of RSM US LLP to be our independent registered certified public accounting firm for the year ending December 31, 2024 and until the Company’s 2025 annual meeting of shareholders, and the appointment of Atwell S.à r.l. to be our certified auditor (Réviseur d’Entreprises) for the same period was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
22,111,508	105,575	405,849	n/a

Proposal 3:	The Company’s Luxembourg Annual Accounts for the year ended December 31, 2023 and the Company’s consolidated financial statements prepared in accordance with International Financial Reporting Standards (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2023 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,262,657	80,697	114,770	4,164,808

Proposal 4:
The receipt and approval of the Directors’ report for the Luxembourg Statutory Accounts for the year ended December 31, 2023 and the receipt of the report of the supervisory auditor (Commissaire aux Comptes) for the Luxembourg Annual Accounts for the same period were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,254,433	80,941	122,750	4,164,808

Proposal 5:	The allocation of the results in the Luxembourg Annual Accounts for the year ended December 31, 2023 was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,273,923	56,321	127,880	4,164,808

Proposal 6:
The discharge of each of the Directors of the Company for the performance of their mandate for the year ended December 31, 2023 and the supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
18,241,657	188,911	27,556	4,164,808

Proposal 7:	The compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (“Say-on-Pay”) was approved on a non-binding advisory basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
16,471,228	712,906	1,273,990	4,164,808

Proposal 8:	The amendment of the Company’s 2009 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan by an additional 3.3 million shares was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
14,223,732	4,221,707	12,685	4,164,808
Each of the foregoing proposals for the Annual Meeting is more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on April 17, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 30, 2024

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer